Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

17. Subsequent Events

In July 2025, the Company entered into an arrangement with the landlord under which the Company agreed to vacate the leased office space in Woburn, MA by July 31, 2025. The Company paid all amounts due under the original lease agreement, which was set to expire in September 30, 2025 and no additional amounts are owed to the landlord as of the date of this agreement.

On July 24, 2025, the Company issued the Advance Notice to YA in accordance with the terms of the SEPA, under which YA purchased from the Company 50,000 shares of common stock at an aggregate net purchase price of $385.

On July 25, 2025, the Company issued the Advance Notice to YA in accordance with the terms of the SEPA, under which YA purchased from the Company 33,333 shares of common stock at an aggregate net purchase price of $299.

On August 5, 2025, the Company issued the Advance Notice to YA in accordance with the terms of the SEPA, under which YA purchased from the Company 8,033 shares of common stock at an aggregate net purchase price of $50.

In July 2025, the Second Convertible note was fully converted at the option of YA into an aggregate of 367,491 shares of common stock.

On July 25, 2025, in connection with a consulting agreement executed between the Company and the Chief Executive Officer (“CEO”)(the “CEO Consulting Agreement”), the Company issued 16,667 RSUs, which vest in three equal installments on March 3, 2026, March 3, 2027, and March 3, 2028. The term of the CEO Consulting Agreement commenced on March 3, 2025, the date the Company’s board of directors appointed the CEO, and shall remain in full force and effect until terminated by mutual written agreement between the Company and the CEO, or by sixty days’ prior written notice by either party. The Company will compensate the CEO with an annual base fee of $300,000, payable in bi-weekly installments. Under the terms of the CEO Consulting Agreement, the Company is obligated to make the payment equal to three times the fair market value of the CEO’s equity interests in the Company, if within 12 months of a change of control event (as defined in the CEO Consulting Agreement), the CEO is involuntarily terminated without cause or resigns for good reason.

In August 2025, the Company entered into a membership agreement for its office space in Burlington, MA. The agreement term begins on September 1, 2025 and ends on February 28, 2026, and provides for monthly membership fees of approximately $2.

19.	Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the consolidated financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements, other than those disclosed in Notes1, 2, 8, 10, 11, 12, and 13 and further below.

At the special meeting of stockholders held on April 8, 2025, the Company obtained stockholder approval for the issuance of shares over 20% of the Company’s outstanding shares to YA under the SEPA.

In April 2025, YA exercised its conversion option for the total principal amount of $250,000 of the Convertible Notes. As a result of the exercise, the Company issued to YA 25,998 shares of common stock based on the average conversion price of approximately $9.60.

In February 2025, the Company issued 5,000 shares of common stock to Roth Capital Partners (“Roth”) as an additional payment for the services provided under the engagement letter dated July 17, 2024 between Roth and ACAB, which provided for an adjustment to their fees in shares based on the trading price of the Company’s common stock.